                                                                    Exhibit 8(c)

                                  Armada Funds
                                  ------------

This EXHIBIT A, dated , 1997, is that certain Exhibit A to a Custodian Services Agreement dated as of November 7, 1994 between the undersigned parties. This Exhibit A supersedes all previously dated Exhibits A.

                                Money Market Fund
                                 Government Fund
                                  Treasury Fund
                                 Tax Exempt Fund
                                   Equity Fund
                                Fixed Income Fund
                              Ohio Tax Exempt Fund
                            National Tax Exempt Fund
                               Equity Income Fund
                              Mid Cap Regional Fund
                              Enhanced Income Fund
                           Total Return Advantage Fund
                          Pennsylvania Tax Exempt Fund
                          Intermediate Government Fund
                                    GNMA Fund
                           Pennsylvania Municipal Fund
                            International Equity Fund
                                Core Equity Fund
                              Small Cap Growth Fund


NATIONAL CITY BANK

By:
    -----------------------

Title:
       --------------------

ARMADA FUNDS

By:
    -----------------------

Title:   Chairman
       --------------------

                               AUTHORIZED PERSONS
                                    APPENDIX

         This Appendix, dated            , 1997, is that certain Appendix to a
Custodian Services Agreement dated as of November 7, 1994 between Armada Funds and National City Bank.

       Names                                                Signatures
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

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